SPECTRAFAX CORP.
                     --------------------------------------
             (exact name of registrant as specified in its charter)


Delaware                                                59-2412164
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(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)

1752 Windsor Road, Suite 206               Loves Park, IL 61111
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(Address of principal executive offices)

Registrant's telephone number, including area code:           (815)637-7600
                                                              -------------

Item 5.  Other items.

Naples, FL. - March 29, 2002-SpectraFAX (OTC/BB:SRFX) The President of SpectraFax and the Chief Executive Officer of Tricomp have announced the successful closing of the share exchange transaction between SpectraFax Corporation and Tricomp, Inc. The merged entity will be known as Serefex Corporation and trade under the same symbol SRFX:OB. The share exchange was approved by the shareholders of SpectraFax Corporation at a special shareholder's meeting held on March 11, 2002.


Item 7  Financial Statements and Exhibits.

(c)      Exhibits.

99.1     Press Release

                                    SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          SEREFEX CORPORATION

                                          formerly SPECTRAFAX CORPORATION
                                          /s/ DAVE MCKINNEY
                                          ------------------------
                                          Dave McKinney
                                          President

                                          Dated: April 11, 2002

                              FOR IMMEDIATE RELEASE

              Serefex Corporation Signs University Contracts Worth
                                  $2.1 Million

Loves Park, IL., April 29, 2002 - Serefex Corp. (OTC/BB:SRFX). Enroll2College, a division of Serefex Corporation, has announced the latest contracts for their enrollment platform. Two colleges, located on the West Coast, have just signed contracts totaling over 2.1 million dollars. The platform actually tracks the inventory of every available seat for every class. The students are immediately notified of vacancies within their perspective selections. This makes the enrollment process easier for the student and the university. These universities, with combined enrollment of over 60,000 students, will now allow their perspective students to enroll into any specific class, either online or by telephone, and know immediately if the chosen class is available.

Enroll2College (formerly Tricomp, Inc.) is a three-year-old software firm whose market consists of institutional and educational computer interlocking software users. The Patent-Pending technology provides numerous applications for large educational facilities, specifically colleges and universities.

Serefex President, Dave McKinney, has indicated that the additional revenues solidifies the goal of continued 75% growth, as earlier projected. "We are most excited for the added value this contract brings. Considering that we have recently merged, many of our own shareholders are in eager anticipation as to the potential of our company. Since our Board of Directors recently announced the company's desire to repurchase Serefex stock, we remain extremely confident," McKinney stated.

This press release contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. In order for the company to utilize the "safeharbor" provisions of the Private Securities Litigation Reform act of 1955, you are hereby cautioned, and the Company hereby notes, that these statements may be affected by risk factors affecting the Company generally, as well as those identified in the SpectraFAX Registration Statement on Form 10-SB with the Securities and Exchange Commission, and actual results could differ materially from the forward-looking statements. The Company undertakes no obligations to update or revise any such forward-looking statements.